UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
June 12, 2017
Date of Report (Date of earliest event reported)

SHAKE SHACK INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

24 Union Square East, 5th Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(646) 747-7200
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective June 12, 2017 (the “Effective Date”), Evan Guillemin, a member of the Board of Directors (the “Board”) of Shake Shack Inc. (“Shake Shack”), Chairman of the Compensation Committee, and member of the Audit Committee, resigned from the Board and all committees thereof. Mr. Guillemin's resignation is not due to any disagreements with Shake Shack on any matters relating to its operations, policies or practices.

Effective upon Mr. Guillemin's resignation, the size of the Board of Shake Shack was reduced from eight to seven members.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Shake Shack Inc. (“Shake Shack”) held its annual meeting of stockholders (the “Annual Meeting”) on June 12, 2017. At the Annual Meeting, Shake Shack’s stockholders were asked to vote on two proposals: (1) the election of three Class II directors, and (ii) the ratification of the appointment of Ernst & Young LLP as Shake Shack’s independent registered public accounting firm for the fiscal year ending December 27, 2017. The results of the stockholder vote are set forth below.

Item 1 - Election of Directors
Shake Shack’s stockholders elected three nominees, Randy Garutti, Joshua Silverman and Jonathan D. Sokoloff, as Class II directors to hold office until the annual meeting of stockholders to be held following Shake Shack’s 2019 fiscal year and until their respective successor is duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Randy Garutti	24,454,741	971,589	7,776,430
Joshua Silverman	25,324,681	101,649	7,776,430
Jonathan D. Sokoloff	23,367,028	2,059,302	7,776,430

Item 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 27, 2017
Shake Shack’s stockholders ratified the appointment of Ernst & Young LLP as Shake Shack's independent registered public accounting firm for the fiscal year ending December 27, 2017, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,115,254	49,116	38,390	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

	By:	/s/ Ronald Palmese Jr.
Ronald Palmese Jr.
Date: June 12, 2017		General Counsel